Exhibit 99.1

WEINGARTEN REALTY

Supplemental Financial Information

Quarter Ended
December 31, 2014

WHOLE FOODS MARKET
8003 Entrance
MOVING FORWARD.

Table of Contents	Page
Quarterly Earnings Press Release	i - v
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures/Redevelopment	11
New Development Properties	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39
Ground Lease Commitments	39

Other Topics of Interest
Portfolio Transformation	41
Ground Lease Summary	42

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2014, we owned or operated under long-term leases, interests in 237 properties which are located in 21 states that span the United States from coast to coast. These properties represent approximately 45.3 million square feet of which our interests in these properties aggregated approximately 27.8 million square feet of leasable area. Our properties were 95.4% leased as of December 31, 2014, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY COMPLETES STRATEGIC PORTFOLIO TRANSFORMATION AND INCREASES DIVIDEND BY 6.2%

Houston, February 17, 2015 --- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the fourth quarter and full year ended December 31, 2014.

Operating and Financial Highlights

•	Recurring Funds from Operations (“FFO”) was $0.51 per diluted share for the fourth quarter;

•	Same Property Net Operating Income (“SPNOI”) increased by 3.6% over the fourth quarter of the prior year and 3.4% over the full year 2013;

•	Occupancy improved to 95.4% during the fourth quarter, up from 94.8% in the fourth quarter of last year;

•	Acquisitions totaled $44 million for the year;

•	Dispositions totaled $166 million for the fourth quarter and $387 million for the year; and

•	The Board of Trust Managers increased the common dividend per share 6.2% to $0.345 per quarter or $1.38 on an annualized basis.

Financial Results
The Company reported net income attributable to common shareholders of $87.1 million or $0.70 per diluted share (hereinafter “per share”) for the fourth quarter of 2014, as compared to $47.7 million or $0.38 per share for the same period in 2013. For the full year 2014, the Company reported net income of $279.3 million or $2.25 per share compared to $184.1 million or $1.50 per share for the full year 2013. Included in net income for 2014 were gains on the sale of properties and partnership interests of $1.55 per share compared to $1.25 per share in 2013.
For the current quarter, Reported FFO was $62.5 million or $0.51 per share compared to $51.9 million or $0.42 per share for 2013. Recurring FFO for the fourth quarter of 2014

i

was $0.51 per share or $63.1 million. For the same quarter last year, Recurring FFO was $0.48 per share or $59.5 million. This increase in Recurring FFO per share over the prior year was primarily due to the Company’s acquisition and new development programs, increased operating income from the existing portfolio and reduced interest expense due to favorable refinancing transactions. These increases were partially offset by the impact of the Company’s disposition program, which reduced Recurring FFO by $0.05 per share for the quarter compared to last year.
For the full year ended December 31, 2014, Reported FFO was $256.7 million or $2.06 per share compared to $224.5 million or $1.81 per share for 2013. Recurring FFO for 2014 was $255.3 million or $2.05 per share compared to $243.1 million or $1.96 per share for 2013. The increase in Recurring FFO was primarily due to the Company’s acquisition and new development programs, improvements in the existing portfolio and reduced interest expense. These increases were offset by the impact of dispositions, which reduced FFO by $0.14 per share compared to the prior year.
A reconciliation of net income to both Reported and Recurring FFO is shown on the attached financial statement page and is also shown on page 5 of the supplemental package.
Strategic Transformation
With a very active fourth quarter of disposition activity, the Company completed the strategic portfolio transformation it announced in April of 2011. From the beginning of 2011 through the end of 2014, the Company sold over $1.5 billion of non-core assets and reinvested over $700 million in quality acquisitions and new development projects. The remaining proceeds were used to reduce debt and redeem high cost preferred equity which greatly increased the strength of its balance sheet. The portfolio today is comprised of high growth, quality shopping centers almost exclusively located in the Company’s target markets with very strong demographics.
The Company sold $166.4 million of assets during the fourth quarter. This consisted of 14 non-core shopping centers and four land parcels. For the full year 2014, the Company sold 31 properties and 11 land parcels for $387.4 million. Subsequent to year-end, the Company sold two additional shopping centers for $25.1 million.
In December, the Company acquired Scottsdale Horizon located in North Scottsdale, Arizona for $43.8 million. This asset is anchored by Safeway and CVS Pharmacy and is located in an exceptional trade area that boasts average household incomes in excess of $120,000 and a highly educated population base with 65% of adult residents having a college degree. The 155,000 square foot shopping center is 94% leased. With this acquisition, Weingarten Realty currently owns 16 shopping centers in the greater Phoenix area totaling 1.5 million square feet.
During the quarter, the Company executed a purchase agreement for the retail portion of The Whittaker, an exciting mixed-use development in West Seattle. This six-story infill project is being co-developed with Lennar with the Company’s 63,000 square foot retail portion anchored by a 41,000 square foot Whole Foods. The Company’s estimated investment upon completion is $29.1 million. The Company has three additional shopping centers under development that upon completion will represent an investment of $127.5 million with an estimated average return of about 8%. The Company invested $5.0 million in these projects during the quarter and an additional $5.1 million in 13 redevelopment projects currently ongoing.
“The completion of our highly successful portfolio transformation marks an important milestone for our company. The quality and growth potential of our portfolio is outstanding. Combined with a significantly improved balance sheet, we are well positioned to produce consistent growth in Funds from Operations through accretive external growth opportunities and strong operating results, especially since the negative impact of the transformation is behind us ,” said Drew Alexander, President and Chief Executive Officer.
Operating Results
Same Property NOI during the fourth quarter increased by 3.6% versus a year ago. These results are primarily driven by leases that were previously signed and commenced during the quarter. Occupancy increased to 95.4% in the fourth quarter, an increase of 50 basis points over the prior quarter and 60 basis points over the same quarter of 2013. Occupancy of spaces less than 10,000 square feet, often referred to as shop occupancy, increased to 89.8% from 89.0% in the prior year.
The Company produced solid leasing results again during the fourth quarter with 283 new leases and renewals totaling 978,000 square feet and representing $15.9 million of annual revenue. The 283 transactions were comprised of 97 new leases and 186 renewals, representing annual revenues of $5.6 million and $10.3 million, respectively. The average rental rate increase on new leases and renewals signed during the quarter was 11.2% with rental rates on just new leases up a solid 10.4%.
“We are extremely pleased with the Same Property NOI increase of 3.6% for the quarter. With rental rate increases of 11.2%, we are clearly seeing the effect of the ever decreasing inventory of available space and, more importantly, the impact of our portfolio transformation. As further proof of this success, our year-end occupancy of 95.4% is the highest it has been since we took the Company public in 1985,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Balance Sheet
The Company has continued to strengthen its balance sheet this quarter by using disposition proceeds to further reduce debt. Since the beginning of our portfolio transformation in 2011, the Company has reduced Net Debt to EBITDA from 6.67 times to 5.39 times, Net Debt plus Preferreds to EBITDA from 7.96 times to 5.81 times and Debt to Total Market Cap from 43.2% to 30.2% at December 31, 2014.
“In addition to significantly decreasing the leverage on our balance sheet, we have also improved our maturity schedule with maturities in any future year no greater than $305 million and have reduced our average interest rate on nearly $2 billion of debt from 5.75%

on January 1, 2011 to 4.37% at December 31, 2014,” said Steve Richter, Executive Vice President and Chief Financial Officer.
Dividend
On February 16, 2015, the Board of Trust Managers declared an increase in the common dividend to $0.345 per share for the first quarter of 2015. This represents a 6.2% increase, resulting in an annualized dividend of $1.38 per share. The dividend is payable in cash on March 16, 2015 to shareholders of record on March 9, 2015.
The Board of Trust Managers also declared dividends on the Company’s 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) of $0.40625 per share for the quarter payable on March 16, 2015 to shareholders of record on March 9, 2015.
FFO Guidance
The Company’s full year Recurring FFO guidance is in the range of $2.12 to $2.17 per share. Including debt extinguishment costs of approximately $0.05 per share the Company expects to incur during 2015, full year guidance for Reported FFO is in the range of $2.07 to $2.12 per share. Acquisitions are expected to be in the range of $200 to $250 million with dispositions in the range of $125 to $175 million. New development spending is estimated at $50 to $100 million. Please refer to the full list of guidance information found on page 9 of the supplemental package.
Conference Call Information
The Company also announced that it will host a live webcast of its quarterly conference call on February 17, 2015 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888)-771-4371 (conference ID # 37563657). A replay will be available through the Company’s web site starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At December 31, 2014, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 237 properties which are located in 21 states spanning the country from coast to coast. These properties represent approximately 45.3 million square feet of which our interests in these properties aggregated approximately 27.8 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements
Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

v

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series F Preferred Shares	WRI-PF

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013	2012	2011	2010
Revenues:
Rentals, net	$122,730	$123,460	$503,128	$477,340	$439,993	$414,656	$408,159
Other	3,372	2,611	11,278	11,855	11,184	13,638	10,745
Total	126,102	126,071	514,406	489,195	451,177	428,294	418,904
Expenses:
Depreciation and amortization	36,408	39,724	150,356	146,763	127,703	118,890	113,161
Operating	23,329	26,137	95,318	97,099	88,924	81,178	82,137
Real estate taxes, net	14,349	14,819	60,768	57,515	52,066	49,780	47,441
Impairment loss	1,024	—	1,024	2,579	9,585	49,671	33,317
General and administrative	7,023	6,559	24,902	25,371	28,538	25,461	24,926
Total	82,133	87,239	332,368	329,327	306,816	324,980	300,982
Operating Income	43,969	38,832	182,038	159,868	144,361	103,314	117,922
Interest Expense, net	(21,462)	(27,830)	(94,725)	(96,312)	(106,248)	(130,298)	(135,484)
Interest and Other Income, net	863	1,898	3,756	7,685	6,047	5,059	9,818
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	22,071	1,718	33,670	14,203	—	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	5,986	20,645	22,317	35,112	(1,558)	7,834	12,889
Loss on Redemption of Convertible Senior Unsecured Notes	—	—	—	—	—	—	(135)
(Provision) Benefit for Income Taxes	(624)	(7,302)	1,261	(7,046)	75	3	297
Income (Loss) from Continuing Operations	28,732	48,314	116,365	132,977	56,880	(14,088)	5,307
Operating Income from Discontinued Operations	—	2,289	342	12,214	25,918	18,875	42,833
Gain on Sale of Property from Discontinued Operations	—	2,977	44,582	119,203	68,619	10,648	1,093
Income from Discontinued Operations	—	5,266	44,924	131,417	94,537	29,523	43,926
Gain on Sale of Property	74,883	192	146,290	762	1,004	1,304	2,005
Net Income	103,615	53,772	307,579	265,156	152,421	16,739	51,238
Less: Net Income Attributable to Noncontrolling Interests	(14,635)	(3,838)	(19,571)	(44,894)	(5,781)	(1,118)	(5,032)
Net Income Adjusted for Noncontrolling Interests	88,980	49,934	288,008	220,262	146,640	15,621	46,206
Dividends on Preferred Shares	(2,710)	(2,710)	(10,840)	(18,173)	(34,930)	(35,476)	(35,476)
Redemption Costs of Preferred Shares	—	—	—	(17,944)	(2,500)	—	—
Net Income (Loss) Attributable to Common Shareholders	$86,270	$47,224	$277,168	$184,145	$109,210	$(19,855)	$10,730
Earnings Per Common Share - Basic	$0.71	$0.39	$2.28	$1.52	$0.90	$(0.17)	$0.09
Earnings Per Common Share - Diluted	$0.70	$0.38	$2.25	$1.50	$0.90	$(0.17)	$0.09

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2014	2013
ASSETS
Property	$4,076,094	$4,289,276
Accumulated Depreciation	(1,028,619)	(1,058,040)
Property Held for Sale, net	3,670	122,614
Property, net	3,051,145	3,353,850

Investment in Real Estate Joint Ventures and Partnerships, net (a)	257,156	266,158
Total	3,308,301	3,620,008

Notes Receivable from Real Estate Joint Ventures and Partnerships	—	13,330
Unamortized Debt and Lease Costs, net	141,122	164,828
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $7,680 in 2014 and $9,386 in 2013)	77,781	82,351
Cash and Cash Equivalents	23,189	91,576
Restricted Deposits and Mortgage Escrows	79,998	4,502
Other, net	183,703	247,334
Total Assets	$3,814,094	$4,223,929

LIABILITIES AND EQUITY
Debt, net	$1,938,188	$2,299,844
Accounts Payable and Accrued Expenses	112,479	108,535
Other, net	124,484	127,572
Total Liabilities	2,175,151	2,535,951

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 60 shares outstanding in 2014 and 2013; liquidation preference $150,000 in 2014 and 2013	2	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 122,489 in 2014 and 121,949 in 2013	3,700	3,683
Additional Paid-In Capital	1,706,880	1,679,229
Net Income Less Than Accumulated Dividends	(212,960)	(300,537)
Accumulated Other Comprehensive Loss	(12,436)	(4,202)
Total Shareholders' Equity	1,485,186	1,378,175
Noncontrolling Interests	153,757	309,803
Total Equity	1,638,943	1,687,978
Total Liabilities and Equity	$3,814,094	$4,223,929

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Funds from Operations
Numerator:
Net income attributable to common shareholders	$86,270	$47,224	$277,168	$184,145
Depreciation and amortization	35,118	39,805	145,660	152,075
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,504	4,180	14,793	17,550
Impairment of operating properties and real estate equity investments	895	—	895	457
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	305	—	305	366
(Gain) on acquisition including associated real estate equity investment	—	(20,234)	—	(20,234)
(Gain) on sale of property and interests in real estate equity investments	(61,733)	(3,797)	(179,376)	(95,675)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(1,895)	(15,684)	(4,919)	(15,951)
Other	(4)	(1)	(8)	(1)
Funds from Operations - Basic	62,460	51,493	254,518	222,732
Income attributable to operating partnership units	—	444	2,171	1,780
Funds from Operations - Diluted	62,460	51,937	256,689	224,512
Adjustments for Recurring FFO:
Other impairment loss, net of tax	129	—	129	2,387
Redemption costs of preferred shares	—	—	—	18,131
Write-off of debt costs, net	323	—	2,173	(9,263)
Acquisition costs	185	128	253	556
Deferred tax benefit, net	—	—	(2,097)	—
Other, net of tax	—	7,423	(1,862)	6,750
Recurring Funds from Operations - Diluted	$63,097	$59,488	$255,285	$243,073

Denominator:
Funds from operations weighted average shares outstanding - Basic	121,706	121,370	121,542	121,269
Effect of dilutive securities:
Share options and awards	1,412	1,149	1,331	1,191
Operating partnership units	—	1,550	1,497	1,554
Funds from operations weighted average shares outstanding - Diluted	123,118	124,069	124,370	124,014

Funds from Operations per Share - Basic	$0.51	$0.42	$2.09	$1.84

Funds from Operations Per Share - Diluted	$0.51	$0.42	$2.06	$1.81
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax	—	—	—	0.02
Redemption costs of preferred shares	—	—	—	0.15
Write-off of debt costs, net	—	—	0.02	(0.07)
Deferred tax benefit, net	—	—	(0.02)	—
Other, net of tax	—	0.06	(0.01)	0.05
Recurring Funds from Operations Per Share - Diluted	$0.51	$0.48	$2.05	$1.96

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Rentals, net
Base minimum rent, net	$95,843	$95,625	$392,274	$370,935
Straight line rent	1,393	626	3,152	2,283
Over/Under-market rentals, net	(436)	125	(1,725)	741
Percentage rent	1,363	1,330	4,722	4,707
Tenant reimbursements	24,567	25,754	104,705	98,674
Total	$122,730	$123,460	$503,128	$477,340

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,250	$1,296	$5,380	$5,476
Non-Recurring	46	—	114	1,016
Total	$1,296	$1,296	$5,494	$6,492

Interest Expense, net
Interest paid or accrued	$22,713	$28,516	$98,973	$108,333
Over-market mortgage adjustment of acquired properties, net	(181)	(7)	(946)	(9,618)
Gross interest expense	22,532	28,509	98,027	98,715
Capitalized interest	(1,070)	(679)	(3,302)	(2,403)
Total	$21,462	$27,830	$94,725	$96,312

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$—	$402	$122	$2,225
Deferred compensation interest income	746	1,315	1,726	3,708
Other	117	181	1,908	1,752
Total	$863	$1,898	$3,756	$7,685

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$126,102	$126,071	$514,406	$489,195
Operating expense	(23,329)	(26,137)	(95,318)	(97,099)
Real estate taxes	(14,349)	(14,819)	(60,768)	(57,515)
Total	88,424	85,115	358,320	334,581

Net Operating Income from Discontinued Operations	—	4,989	641	31,228

Minority Interests Share of Net Operating Income and Other Adjustments	(2,758)	(5,150)	(11,683)	(20,197)
Pro rata Income From Consolidated Ventures	85,666	84,954	347,278	345,612

Pro rata share of Unconsolidated Joint Ventures
Revenues	13,741	15,777	55,986	62,295
Operating expense	(2,710)	(3,079)	(9,981)	(10,916)
Real estate taxes	(1,657)	(1,758)	(6,891)	(7,157)
Total	9,374	10,940	39,114	44,222
Net Operating Income including Joint Ventures	$95,040	$95,894	$386,392	$389,834

Net Operating Income from Sold Properties not in Discontinued Operations	$1,203	$5,921	$18,417	$23,269

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$5,369	$19,703	$19,669	$30,558
Intercompany fee income reclass	545	963	2,361	4,007
Other adjustments	72	(21)	287	547
Equity in earnings of real estate joint ventures and partnerships, net	$5,986	$20,645	$22,317	$35,112

Dividends
Common Dividends per Share	$0.575	$0.305	$1.550	$1.220

Common Dividends Paid as a % of Reported Funds from Operations - Basic	112.8%	72.2%	74.5%	66.8%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	111.6%	63.0%	74.9%	61.6%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.6%	5.2%	4.8%	5.2%

General and Administrative Expenses/Total Assets before Depreciation	0.14%	0.12%	0.51%	0.48%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2014	2013

Property
Land	$821,614	$854,409
Land held for development	103,349	116,935
Land under development	24,297	4,262
Buildings and improvements	3,061,616	3,238,817
Construction in-progress	65,218	74,853
Total	$4,076,094	$4,289,276

Straight Line Rent Receivable
	$54,261	$57,818

Other Assets, net
Notes receivable and mortgage bonds, net	$30,365	$32,436
Debt service guaranty asset	72,105	73,740
Non-qualified benefit plan assets	19,866	19,842
Out-of-market rentals, net	26,790	29,810
Investments	10,196	58,443
Deferred income tax asset	12,326	11,147
Interest rate derivative	3,891	5,282
Other	8,164	16,634
Total	$183,703	$247,334

Other Liabilities, net
Deferred revenue	$11,903	$13,650
Non-qualified benefit plan liabilities	51,634	48,542
Deferred income tax payable	7,970	9,240
Out-of-market rentals, net	23,218	24,901
Interest rate derivative	109	476
Other	29,650	30,763
Total	$124,484	$127,572

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$38,121	$38,577
Above-market leases - Accumulated Amortization	(11,331)	(8,767)
Below-market assumed mortgages (included in Debt, net)	4,713	4,713
Below-market assumed mortgages - Accumulated Amortization	(2,352)	(1,900)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	132,554	140,457
Valuation of in place leases - Accumulated Amortization	(56,571)	(48,961)
Total	$105,134	$124,119

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$42,830	$44,086
Below-market leases - Accumulated Amortization	(19,612)	(19,185)
Above-market assumed mortgages (included in Debt, net)	34,113	40,465
Above-market assumed mortgages - Accumulated Amortization	(27,411)	(31,114)
Total	$29,920	$34,252

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2014	2013

Common Share Data
Closing Market Price	$34.92	$27.42

90-Day, Average Daily Trading Volume	898,431	696,965

Capitalization
Debt	$1,938,188	$2,299,844
Preferred Shares	150,000	150,000
Sub-total Debt & Preferred Shares	2,088,188	2,449,844
Common Shares at Market	4,277,316	3,343,842
Operating Partnership Units at Market	52,066	41,130
Total Market Capitalization (As reported)	$6,417,570	$5,834,816
Debt to Total Market Capitalization (As reported)	30.2%	39.4%
Debt to Total Market Capitalization (As reported at a constant share price of $27.42)	35.3%	39.4%
Debt to Total Market Capitalization (Pro rata)	31.0%	40.2%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	189,000	—
Outstanding Letters of Credit Under Revolving Facility	4,223	2,179
Unused Portion of Credit Facility	$306,777	$497,821

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	41.7%	45.2%
Debt + Preferred to Asset Ratio	None	44.9%	48.1%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	12.8%	14.3%
Unencumbered Asset Test (Public)	Greater than 150%	253.0%	228.4%
Fixed Charge Coverage (Pro rata/Revolver)	Greater than 1.5x	2.8x	2.4x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$162,109	$129,607
Gain on Sale of Real Estate	(74,883)	(46,054)
Ground Rent	295	482
Depreciation Included in Discontinued Operations	—	1,039
Other Non-Recurring Items	1,329	—
Recurring EBITDA	$88,850	$85,074

Net Debt (less cash & equivalents)	$1,914,999	$2,158,268
Net Debt to Adjusted EBITDA (annualized)	5.39x	6.34x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Positive

Weingarten Realty Investors
Guidance

2015 Guidance

2015
Guidance
Recurring FFO Per Diluted Share	$2.12 - $2.17

Reported FFO Per Diluted Share	$2.07 - $2.12

Portfolio Activity ($ in millions)
Acquisitions	$200 - $250

New Development	$50 - $100

Dispositions	$125 - $175

Operating Information
Same Property Net Operating Income	+2.5% to +3.5%

Investment Activity

Weingarten Realty Investors
Capital Expenditures/Redevelopment
(at pro rata share)
(in thousands)

Capital Summary

	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2014	Twelve Months Ended 12/31/2013 (2)
Acquisitions	$43,832	$43,832	$174,633
New Development	5,017	41,635	13,169
Building and Site Improvements	6,875	15,784	14,220
Tenant Finish	5,095	23,710	29,907
Redevelopment (1)	5,066	18,531	16,218
External Leasing Commissions	857	3,384	3,443
All Other	686	1,842	3,792
Capital Expenditures	$67,428	$148,719	$255,381

Notes:
(1) Includes costs where additional square footage is added through new construction or expansion of an existing space.
(2) 2013 costs have been reclassed to show all costs related to redevelopment as a separate category.
Costs for Jess Ranch and Sheridan have been grossed up to reflect 100% ownership for all of 2013.
Internal Leasing Fees are approximately $12.1 million and $12.9 million for the twelve months ended December 31, 2014 and 2013, respectively.

Redevelopment
					2014
					Net Cost	Net Costs	Total Estimated
		2014	2015	WRI	Year-To-	Inception-	Investment		Project
	Center Name	SSNOI	SSNOI	Own %	Date	To-Date	WRI Costs	Gross Costs	Description

Active Projects
1	Riverpoint at Sheridan	N	N	100%	$4,398	$6,946	$13,699	$13,699	Construct Sportsmans Warehouse, Conn's and shops totaling 8,600 SF on land previously classified as land held for development
2	Decatur 215	N	N	100%	1,516	2,753	12,945	12,945	Construct Hobby Lobby, two Jr Anchors totaling 35,000 SF and 23,000 SF of shops and restaurants (including Chipotle) on land previously classified as land held for development
3	Brookwood Square Shopping Center	N	N	100%	5,267	5,307	9,145	9,145	Redevelopment to include LA Fitness and 14,000 SF of shop space
4	Westchase	Y	N	100%	312	312	8,751	8,751	Redevelopment with Whole Foods and Jr Anchor
5	Humblewood Center	Y	N	100%	4	4	5,636	5,636	Redevelopment and relocation of Conn's
6	Prospectors Plaza	Y	Y	100%	3,393	4,707	5,120	5,120	Expansion of shopping center to create a new 25,000 SF store for Ross
7	Shoppes at Memorial Villages	N	N	100%	419	2,245	3,195	3,195	Redevelopment to construct 33,000 SF multi-tenant building
8	Rock Prairie Marketplace	N	N	100%	87	87	2,241	2,241	New construction of a 5,000 SF Valero gas station on land previously classified as land held for development
9	Seminole Town Center	Y	Y	100%	1,235	1,424	2,005	2,005	New construction of 8,500 SF multi-tenant building including Chipotle
10	Independence Plaza	N	Y	100%	1,319	1,319	1,731	1,731	New construction of 12,100 SF building including Rack Room and OshKosh / Carter's
11	Westhill Village Shopping Center	Y	Y	100%	64	64	1,216	1,216	New construction of 6,700 SF multi-tenant building
12	Northbrook Center	Y	Y	100%	41	41	700	700	New construction of free standing building with Starbucks
13	Argyle Village Shopping Center	Y	Y	100%	387	387	476	476	New construction of 3,000 SF shop space
	Total Redevelopment (1)				$18,442	$25,595	$66,859	$66,859	70% of total investment estimated to be spent in next 12 months, with balance in next 24 months

Potential Projects							8,000		5 near-term potential projects
	Total Redevelopment Pipeline (2)						$74,859

Completed Projects
	Atlantic West Shopping Center			50%	$89	$593	$606	$1,213	New construction of a 7,200 SF multi-tenant pad building
	Total Completed 2014				$89	$593	$606	$1,213

	Notes:
	WRI defines redevelopment as projects in which additional GLA is added either through new construction or expansion of an existing space or incremental investment is over $5 million.
	(1) Active projects are expected to generate returns of 10-15% upon completion.
	(2) In addition to the active and potential projects, we have identified 70 long-term projects for potential redevelopment.

Weingarten Realty Investors
New Development Properties
As of December 31, 2014
(at pro rata share)
(in thousands, except percentages)

						Total Square Feet of Building Area		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception-To-Date	Total Estimated Investment (2)			Completions ($) Year-To-Date
	Center Name	Location	Anchors	WRI Own %		Gross (1)	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

1	Hilltop Village Center	Alexandria, VA	Wegmans	100.0%	(3)	249	249	94.2%	94.2%	$11,772	$52,975	$65,819	$65,819
2	Nottingham Commons	White Marsh, MD	Meritt Athletic Club (OBO), Petco, TJ Maxx	100.0%		178	138	24.7%	41.6%	22,661	22,661	45,214	45,214
3	The Whittaker (4)	Seattle, WA	Whole Foods	100.0%		63	63	65.8%	65.8%	118	118	29,104	29,104
4	Wake Forest Crossing II	Wake Forest, NC	Kohl's (OBO), TJ Maxx, Michaels	100.0%		202	108	87.7%	93.4%	7,084	7,084	16,459	16,459
	Total 4 Properties Under Development					691	558	72.6%	77.9%	$41,635	$82,838	$156,596	$156,596	7.7%	$35,342

						Spent Inception to Date (from above)						$82,838	$82,838
						Additional Capital Needed to Complete						79,246	79,246
						Reimbursement of Future Property Sales						(5,488)	(5,488)
						Total Estimated Investment Under Development						$156,596	$156,596	7.7%

	QTR Completed	YTD Completed	1Q'15E	2Q'15E	3Q'15E	4Q'15E	1Q'16E	Remaining Balance

Completion ($)	$1,439	$35,342	$0	$12,900 - $15,900	$14,400 - $19,400	$12,200 - $17,200	$2,500 - $7,500	$55,700 - $60,700
Weighted Return (%)	7.0%	8.2%	0.0%	7.8% - 8.3%	8.3% - 8.8%	7.9% - 8.4%	7.7% - 8.2%	7.1% - 7.6%
Net Operating Income (Annualized)	$101	$2,891	$0	$1,010 - $1,325	$1,200 - $1,710	$965 - $1,445	$200 - $600	$4,000 - $4,640

(1)
Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners, buildings owned by others and only the retail area of mixed use projects.

(2)	Net of anticipated proceeds from land sales.

(3)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

(4)	WRI has committed to purchase the retail portion of a development project in West Seattle contingent on the satisfaction of the developer's delivery obligations.

Weingarten Realty Investors
Land Held for Development
As of December 31, 2014
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215, Las Vegas, NV	100.0%	7.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	14.8
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	1.5
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		176.1	$39,147	$37,661
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Hwy. 50) and Crabtree Valley Ave., Raleigh, NC	100.0%	2.7
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	1.9
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	29.3
Total Raw Land		404.5	$70,762	$50,962

Total Land Held For Development Properties		580.6	$109,910	$88,623

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $87.9 million of total investment at 100%, $67.3 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended December 31, 2014
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Center	City/State	Sq. Ft. at 100%	Date Acquired

Dispositions				Acquisitions
1st Quarter				1st Quarter
Town & Country Plaza	Hammond, LA	226	01/03/14	None
University Place	Shreveport, LA	207	01/31/14
Northwest Freeway - Pad	Houston, TX	—	02/11/14
Harrison Pointe	Cary, NC	131	03/11/14
N. Sharyland - Pad *	Mission, TX	—	03/31/14

2nd Quarter				2nd Quarter
Atlantic North *	Jacksonville, FL	68	04/17/14	None
Parliament Square	San Antonio, TX	65	04/25/14
Crabtree Commons - Pad	Raleigh, NC	—	06/04/14
Westwood Center - Pad	San Antonio, TX	—	06/16/14
North Triangle Shops	Houston, TX	16	06/27/14
Ambassador Plaza - Pad	Lafayette, LA	—	06/27/14

3rd Quarter				3rd Quarter
Publix at Laguna Isles	Pembroke Pines, FL	69	07/15/14	None
Lake Washington Crossing*	Melbourne, FL	119	08/15/14
Eastpark Shopping Center - Pad	Houston, TX	—	08/20/14
Phelan West*	Beaumont, TX	24	08/25/14
Arcade Square	Sacramento, CA	76	08/28/14
Parkway Pointe	Cary, NC	80	09/02/14
Tropicana Marketplace - Pad	Las Vegas, NV	—	09/04/14
Crossroads Shopping Center	Vidor, TX	116	09/08/14
Shoppes at Paradise Isle*	Destin, FL	172	09/12/14
Village Arcade	Houston, TX	58	09/16/14
Village Arcade Phase II	Houston, TX	28	09/16/14
Village Arcade Phase III	Houston, TX	107	09/16/14
Westwood Village	Lafayette, LA	138	09/24/14

4th Quarter				4th Quarter
Spring Plaza	Houston, TX	59	10/09/14	Scottsdale Horizon	Scottsdale, AZ	155	12/18/14
Manhattan Place	Harvey, LA	137	10/16/14
Phillips Village	Orlando, FL	66	10/17/14
Shoppes of Port Charlotte - Pad *	Port Charlotte, FL	—	10/17/14
Cypress Station	Houston, TX	144	10/21/14
Shasta Crossroads *	Redding, CA	76	10/22/14
Angelina Village	Lufkin, TX	253	10/23/14
Rose-Rich Shopping Center	Rosenberg, TX	104	10/28/14
Dashwood - Pad	Houston, TX	—	10/29/14
Park Plaza	Lake Charles, LA	179	11/06/14
Westminster Plaza	Westminster, CO	98	11/14/14
Ballwin Plaza	Ballwin, MO	202	11/20/14
Shasta Crossroads	Redding, CA	121	11/25/14
Market at Sharyland - Pad *	Mission, TX	—	11/26/14
Westwood Center	San Antonio, TX	69	12/05/14
Colonial Landing	Orlando, FL	265	12/18/14
Dacula Market	Dacula, GA	25	12/19/14
Roswell Corners - Pad	Roswell, GA	—	12/19/14

			Weighed
		Sales	Sales			Purchase
		Proceeds	Cap			Price	Yield (2)
Total Dispositions		$387,393	7.92%	Total Acquisitions		$43,832

Disposition of Consolidated Joint Venture Interest (1)							Acquisition of Consolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective				Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Disposed	Before	After	Date	Joint Venture Detail	Center	Location	Acquired	Before	After	Date
Hines Retail REIT Holdings	Oak Park Village	San Antonio, TX	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Mendenhall Commons	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Champions Village	Houston, TX	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Commons at Dexter Lake	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	University Palms	Oviedo, FL	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Commons at Dexter Lake Phase II	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Shoppes at Parkland	Parkland, FL	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Randall’s/Kings Crossing	Houston, TX	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Sandy Plains Exchange	Marietta, GA	30%	30%	0%	01/01/14	Hines Retail REIT Holdings	Bellaire Boulevard	Houston, TX	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Cherokee Plaza	Atlanta, GA	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Thompson Bridge Commons	Gainesville, GA	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Heritage Station	Wake Forest, NC	30%	30%	0%	01/01/14

(1) The Joint Venture was dissolved and assets distributed in a non-cash transaction.
(2) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	December 31, 2014	4th Quarter Weighted Average Rate (1)	December 31, 2013	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$577,862	6.03%	$712,169	5.70%
3.5% Notes due 2023	298,800	3.50%	298,677	3.50%
3.375% Notes due 2022	299,072	3.38%	298,969	3.38%
4.45% Notes due 2024	249,059	4.45%	248,982	4.45%
8.1% Notes due 2019	—		100,000	8.10%
Unsecured Notes Payable (MTN)	231,290	5.84%	546,307	5.27%
Revolving Credit Agreements (2)	189,000	0.76%	—
Obligations under Capital Leases	21,000	7.88%	21,000	7.84%
Subtotal Consolidated Debt	1,866,083	4.38%	2,226,104	4.82%
Debt Service Guarantee Liability (3)	72,105		73,740
Total Consolidated Debt - As Reported	1,938,188	4.38%	2,299,844	4.82%
Less: Noncontrolling Interests and Other Adjustments	(79,592)		(100,431)
Plus: WRI Share of Unconsolidated Joint Ventures	155,517		173,472
Total Debt - Pro rata Share	$2,014,113	4.37%	$2,372,885	4.80%

	Debt Balance	4th Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of December 31, 2014
Fixed-rate debt	$1,700,603	4.83%	84.4%	6.33
Variable-rate debt	313,510	1.80%	15.6%	1.86
Total	$2,014,113	4.37%	100.0%	5.64

As of December 31, 2013
Fixed-rate debt	$2,201,467	4.89%	92.8%
Variable-rate debt	171,418	3.28%	7.2%
Total	$2,372,885	4.80%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of December 31, 2014
Secured Debt	$670,896	5.90%	33.3%	3.35
Unsecured Debt	1,343,217	3.54%	66.7%	6.78
Total	$2,014,113	4.37%	100.0%	5.64

As of December 31, 2013
Secured Debt	$800,828	5.62%	33.7%
Unsecured Debt	1,572,057	4.34%	66.3%
Total	$2,372,885	4.80%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 12/31/14	4.38%	4.37%
Twelve months ended 12/31/14	4.55%	4.54%
Three months ended 12/31/13	4.82%	4.80%
Twelve months ended 12/31/13	4.94%	4.91%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 20 basis points on the total commitment in arrears.
The weighted average revolving interest rate with the facility fee is 1.32% and 10.97% for the fourth quarter 2014 and 2013, respectively.
The December 31, 2014 balance does not reflect funds of $77.4 million held by a qualified intermediary for purchase of replacement property.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2014
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (2)	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2015	$225,946	6.02%	$201,993	5.75%	$12,597	$189,396	$111,993	$90,000
2016	233,152	6.28%	266,878	6.05%	36,667	230,211	191,878	75,000
2017	139,660	6.74%	164,969	6.38%	3,638	161,331	139,969	25,000
2018	59,945	6.51%	24,071	6.12%		24,071	14,501	9,570
2019	53,556	6.56%	57,183	5.84%		57,183	57,183
2020	34,990	6.31%	90,576	5.21%		90,576	90,576
2021	1,883	6.32%	10,041	5.83%		10,041	10,041
2022	304,397	3.42%	305,315	3.42%		305,315	5,315	300,000
2023	301,494	3.51%	302,462	3.52%		302,462	2,462	300,000
2024	251,588	4.46%	252,611	4.47%		252,611	2,611	250,000
Thereafter	44,309	6.45%	47,581	6.46%		47,581	15,861	31,720
Subtotal	1,650,920		1,723,680		52,902	1,670,778	642,390	1,081,290

Revolving Credit Agreements	189,000	0.80%	189,000	0.80%	189,000			189,000
Other (1)	98,268		101,433		6,329	95,104	28,506	72,927
Swap Maturities:
2017					65,279	(65,279)
Total	$1,938,188	4.55%	$2,014,113	4.54%	$313,510	$1,700,603	$670,896	$1,343,217

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2014	2013	2014	2013

Revenues:
Base minimum rent, net	$27,302	$29,851	$112,388	$124,645
Straight line rent	33	788	404	2,111
Over/Under-market rentals, net	210	213	704	719
Percentage rent	398	347	966	1,035
Tenant reimbursements	8,427	8,729	33,108	34,027
Other income	501	1,373	5,731	2,828
Total	36,871	41,301	153,301	165,365

Expenses:
Depreciation and amortization	9,399	10,779	40,235	45,701
Interest, net	4,965	6,696	22,657	28,787
Operating	7,292	8,070	27,365	28,929
Real estate taxes, net	4,335	4,594	18,159	18,929
General and administrative	195	297	916	934
Provision for income taxes	74	67	417	278
Impairment loss	1,526	—	1,526	1,887
Total	27,786	30,503	111,275	125,445

Gain on dispositions	4,953	21,178	12,949	22,502

Net income	$14,038	$31,976	$54,975	$62,422

Condensed Balance Sheets
			December 31,
			2014	2013
ASSETS

Property			$1,331,445	$1,401,982
Accumulated depreciation			(279,067)	(261,454)
Property, net			1,052,378	1,140,528

Other assets, net			126,890	142,638

Total			$1,179,268	$1,283,166
LIABILITIES AND EQUITY

Debt, net			$380,816	$453,390
Amounts payable to Weingarten Realty Investors and Affiliates			13,749	30,214
Other liabilities, net			26,226	29,711
Total			420,791	513,315

Equity			758,477	769,851

Total			$1,179,268	$1,283,166

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2014	2013	2014	2013
Revenues:
Base minimum rent, net	$10,186	$11,339	$41,628	$46,991
Straight line rent	31	306	164	1,010
Over/Under-market rentals, net	55	45	120	(72)
Percentage rent	131	129	329	399
Tenant reimbursements	3,125	3,255	12,194	12,667
Other income	213	703	1,551	1,300
Total	13,741	15,777	55,986	62,295

Expenses:
Depreciation and amortization	3,504	4,180	14,793	17,550
Interest, net	1,999	2,624	8,729	11,231
Operating	2,710	3,079	9,981	10,916
Real estate taxes, net	1,657	1,758	6,891	7,157
General and administrative	57	85	297	298
Provision for income taxes	35	32	240	141
Impairment loss	305	—	305	395
Total	10,267	11,758	41,236	47,688

Gain on dispositions	1,895	15,684	4,919	15,951

Net income	$5,369	$19,703	$19,669	$30,558

Condensed Balance Sheets
			December 31,
			2014	2013
ASSETS

Property			$460,511	$480,502
Accumulated depreciation			(104,338)	(97,104)
Property, net			356,173	383,398
Notes receivable from real estate joint ventures and partnerships			4,900	5,060
Unamortized debt and lease costs, net			17,329	20,263
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $270 in 2014 and $429 in 2013)			13,376	14,775
Cash and cash equivalents			13,937	14,315
Restricted deposits and mortgage escrows			329	801
Notes receivable and mortgage bonds, net			23	21
Out-of-market rentals, net			1,185	1,758
Other assets, net			1,837	1,846
Total			$409,089	$442,237

LIABILITIES AND EQUITY

Debt, net			$156,243	$174,303
Amounts payable to Weingarten Realty Investors and Affiliates			5,893	14,575
Accounts payable and accrued expenses			6,234	5,914
Deferred revenue			847	821
Out-of-market rentals, net			2,627	3,145
Interest rate derivative			92	413
Other liabilities, net			545	689
Total			172,481	199,860

Equity			236,608	242,377

Total			$409,089	$442,237
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
December 31, 2014
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	4	821	$201,866	$—	20.0%	$—	$40,156	$1,542
Perlmutter SRP, LLC	6	523	84,952	68,566	25.0%	17,141	3,069	1,312
Collins	8	1,160	133,090	23,281	50.0%	11,640	48,653	3,569
AEW - Institutional Client	5	434	106,150	13,797	20.0%	2,759	18,068	986
BIT Retail	3	715	151,168	—	20.0%	—	29,345	1,154
Jamestown	6	1,337	140,439	80,215	20.0%	16,043	11,464	1,684
Fidelis Realty Partners	1	491	138,032	81,247	57.8%	46,920	30,838	1,827
Sleiman Enterprises	2	170	18,880	13,826	50.0%	6,913	2,987	385
Bouwinvest	1	163	42,813	—	51.0%	—	21,400	856

Other	11	2,380	161,878	99,884	54.9%	54,826	51,176	9,001

Total	47	8,192	$1,179,268	$380,816	37.5%	$156,243	$257,156	$22,317

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of December 31, 2014
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	5	$68,566	5.7%	1.5
Collins	2	23,281	6.0%	10.2
AEW - Institutional Client	1	13,797	5.0%	0.4
Jamestown	6	80,215	5.5%	0.5
Fidelis Realty Partners	1	81,247	4.0%	5.9
Sleiman Enterprises	2	13,826	5.0%	6.5
Other	5	98,776	5.5%	3.3

Total	22	$379,708	5.2%	3.0

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2015	$77,573	4.0%	$17,991	4.2%
2016	110,939	4.6%	34,449	4.5%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,576	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
2024	2,046	6.1%	1,023	6.1%
Thereafter	6,545	6.3%	3,273	6.3%
Total	$379,708		$155,517

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate with the exception of four Jamestown mortgages and two Other mortgages, which are variable rate ($57.1 million and $25.1 million, respectively at 100%) and mature in 2015 and 2016, respectively.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of December 31, 2014
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	% of Total Base Minimum Rent	Total SF

1	The Kroger Co.	BBB/Baa2	29	3.20%	1,590
2	T.J.X. Companies, Inc.	A+/A3	40	2.35%	970
3	Ross Stores, Inc.	A-/A3	36	2.08%	767
4	H-E-B	N/A/N/A	8	1.62%	539
5	Petsmart, Inc.	BB+/N/A	20	1.52%	401
6	Home Depot, Inc.	A/A2	5	1.41%	541
7	Office Depot, Inc. (5)	B-/B2	26	1.35%	483
8	Safeway, Inc. (3)	BBB/Baa3	15	1.31%	693
9	Bed Bath & Beyond, Inc.	A-/Baa1	21	1.25%	474
10	Best Buy, Inc.	BB/Baa2	10	1.16%	290
11	The Sports Authority	N/A/N/A	8	1.11%	307
12	Whole Foods Market, Inc.	BBB-/N/A	7	1.03%	261
13	Dollar Tree Stores, Inc.	N/A/N/A	39	0.89%	346
14	Petco Animal Supplies, Inc.	B/B3	20	0.87%	214
15	24 Hour Fitness Inc.	B/N/A	6	0.84%	157
16	Gap, Inc.	BBB-/Baa3	12	0.72%	174
17	Walmart Stores, Inc.	AA/Aa2	5	0.70%	443
18	Hobby Lobby Stores, Inc.	N/A/N/A	5	0.61%	305
19	Raley's	N/A/N/A	6	0.61%	332
20	Starbucks Corporation	A-/A3	44	0.59%	68
21	Staples, Inc. (5)	BBB-/Baa2	9	0.57%	191
22	Stein Mart, Inc.	N/A/N/A	11	0.57%	305
23	JPMorgan Chase Bank	A/A3	26	0.55%	85
24	Subway (4)	N/A/N/A	73	0.54%	80
25	Ascena Retail Group	N/A/N/A	24	0.54%	125

	Grand Total		505	27.98%	10,141

Notes:
	(1)	Tenant Names:	DBA Names:
		The Kroger Co.	Kroger (14), Harris Teeter (7), Smith's Food (1), Ralph's (2), Fry's Food (3),
King Soopers (2)
		T.J.X. Companies, Inc.	T.J. Maxx (14), Marshalls (19), Home Goods (7)
		Ross Stores, Inc.	Ross Dress for Less (34), dd's Discounts (2)
		Safeway, Inc.	Safeway (7), Randalls (5), Vons (3)
		Office Depot, Inc.	Office Depot (17), Office Max (9)
		Bed Bath & Beyond, Inc.	Bed Bath & Beyond (13), Cost Plus (6), buybuy BABY (2)
		Dollar Tree Stores, Inc.	Dollar Tree (37), Greenbacks (1), Deal$ (1)
		Gap, Inc.	Gap (2), Old Navy (10)
		Walmart Stores, Inc.	Walmart (3), Walmart Neighborhood (2)
		Raley's	Raley's (5), Bel Air Markets (1)
		Ascena Retail Group	Lane Bryant (9), Dressbarn (8), Justice (4), Catherines (3)
	(2)	Target owns and occupies 24 units not included above.
	(3)	Cerberus completed the acquisition of Safeway subsequent to quarter end. WRI has a total of 21 units representing 1.82% of
Base Rent Revenue and 941,875 square feet.
	(4)	Includes franchised locations.
	(5)	Once Staples completes the acquisition of Office Depot, WRI will have 35 units representing 1.92% of Base Rent Revenue and 702,904 square feet.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended December 31, 2014				240	816	$15.79	$14.20	$2.07	11.2%
	Quarter Ended September 30, 2014				234	834	17.37	15.38	10.38	12.9%
	Quarter Ended June 30, 2014				234	707	17.33	15.84	4.41	9.4%
	Quarter Ended March 31, 2014				265	1,070	14.89	13.85	1.48	7.5%
	Rolling 12 months				973	3,427	$16.21	$14.72	$4.39	10.1%

	New Leases
	Quarter Ended December 31, 2014				54	134	$19.46	$17.63	$12.33	10.4%	6.3
	Quarter Ended September 30, 2014				67	276	17.61	14.64	31.27	20.3%	9.0
	Quarter Ended June 30, 2014				54	163	18.97	17.11	19.07	10.9%	8.1
	Quarter Ended March 31, 2014				61	117	21.48	20.29	13.51	5.9%	5.8
	Rolling 12 months				236	690	$18.95	$16.76	$21.70	13.1%	7.6

	Renewals
	Quarter Ended December 31, 2014				186	682	$15.07	$13.53	$0.06	11.4%
	Quarter Ended September 30, 2014				167	558	17.25	15.75	0.05	9.5%
	Quarter Ended June 30, 2014				180	544	16.84	15.47	0.02	8.9%
	Quarter Ended March 31, 2014				204	953	14.08	13.06	0.00	7.8%
	Rolling 12 months				737	2,737	$15.52	$14.20	$0.03	9.3%

	Comparable & Non-Comparable:
	Quarter Ended December 31, 2014				283	978
	Quarter Ended September 30, 2014				293	1,073
	Quarter Ended June 30, 2014				278	840
	Quarter Ended March 31, 2014				306	1,236
	Rolling 12 months				1,160	4,127

Lease
Expirations(1)

Assumes No Exercise of Renewal Options

	Anchor Tenants(2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)
Other(4)	74	0%	$12.93	1%	140	2%	$20.17	1%	214	1%	$17.65	1%
2015	858	5%	9.30	4%	1,324	15%	22.60	14%	2,182	9%	17.37	10%
2016	2,099	12%	10.61	12%	1,657	19%	23.04	18%	3,756	15%	16.10	15%
2017	1,938	12%	12.19	13%	1,454	17%	23.87	16%	3,392	13%	17.20	15%
2018	2,221	13%	10.81	13%	1,251	14%	24.68	15%	3,471	14%	15.81	14%
2019	2,102	12%	10.38	12%	1,120	13%	25.49	14%	3,222	13%	15.63	13%
2020 - 2025	5,617	33%	11.49	35%	1,655	19%	24.91	20%	7,272	28%	14.54	27%

Assumes Exercise of all Renewal Options(5)

	Anchor Tenants(2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(3)
Other(4)	60	0%	$13.03	0%	139	2%	$20.18	1%	199	1%	$18.01	1%
2015	166	1%	8.17	1%	853	10%	22.15	8%	1,018	4%	19.87	4%
2016	527	3%	12.11	3%	915	10%	23.70	9%	1,442	6%	19.46	6%
2017	173	1%	13.59	1%	824	9%	23.95	8%	998	4%	22.15	5%
2018	378	2%	12.57	2%	625	7%	26.06	7%	1,003	4%	20.98	5%
2019	208	1%	9.83	1%	658	8%	25.05	7%	866	3%	21.39	4%
2020 - 2025	2,302	14%	12.41	13%	2,402	27%	26.26	27%	4,704	19%	19.48	20%

Notes:

(1)	Reflects in-place leases as of December 31, 2014.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

(4)	Leases currently under month-to-month status or in-process of renewal.

(5)	Revenue for leases with future option rent based on fair market value or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Signed Basis
Anchor (1)	98.9%	98.5%	98.6%	98.3%	98.5%
Non-Anchor	89.8%	89.1%	88.6%	88.3%	89.0%
Total Retail	95.5%	95.0%	94.9%	94.6%	94.9%
Other	87.1%	87.0%	86.7%	84.8%	85.9%
Total Signed	95.4%	94.9%	94.8%	94.5%	94.8%

Commenced Basis
Anchor (1)	97.3%	96.3%	97.5%	97.3%	96.6%
Non-Anchor	87.6%	86.0%	85.2%	85.6%	86.5%
Total Retail	93.7%	92.5%	92.9%	92.9%	92.8%
Other	87.1%	85.7%	86.2%	84.8%	85.9%
Total Commenced	93.7%	92.4%	92.8%	92.8%	92.8%

Same Property (2)
Signed Basis	95.9%	95.8%	95.7%	95.4%	95.6%
Commenced Basis	94.3%	93.8%	94.0%	93.8%	93.7%

Average Base Rents (3)

	Quarter Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Commenced Basis
Anchor (1)	$11.85	$11.72	$11.61	$11.53	$11.49
Non-Anchor	24.00	23.43	23.33	23.17	22.82
Total	$16.24	$15.95	$15.84	$15.75	$15.66

Same Property Net Operating Income Growth (4)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2014	2013	% Change	2014	2013	% Change
Revenue
Minimum Rent	$92,229	$89,455	3.1%	$364,541	$353,261	3.2%
Bad Debt (net of recoveries)	202	(335)	160.3%	939	766	22.6%
Percentage Rent	1,062	960	10.6%	3,232	2,894	11.7%
Tenant Reimbursements	25,030	24,926	0.4%	97,936	93,217	5.1%
Other	1,318	661	99.4%	3,521	2,714	29.7%
	119,841	115,667	3.6%	470,169	452,852	3.8%
Expenses
Property Operating Expenses	20,612	19,727	4.5%	77,088	73,981	4.2%
Real Estate Taxes	13,349	13,056	2.2%	53,958	50,840	6.1%
	33,961	32,783	3.6%	131,046	124,821	5.0%
Net Operating Income	$85,880	$82,884	3.6%	$339,123	$328,031	3.4%

Notes:
(1) Anchor tenants represent any tenant at least 10,000 square feet.
(2) Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.
(3) Average Base rent per Leased SF excludes ground leases.
(4) Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Twelve Months Ended December 31,
	2014	%	2013	%	2012	%	2011	%	2010	%
West Region
California	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%	$53,618	13.2%	$50,943	13.1%
Washington	2,925	0.8%	2,547	0.7%	2,048	0.5%	1,978	0.5%	1,171	0.3%
Oregon	1,513	0.4%	1,565	0.4%	1,528	0.4%	1,349	0.3%	1,345	0.3%
Total West Region	70,948	18.4%	67,997	17.8%	62,738	15.9%	56,945	14.0%	53,459	13.7%
Mountain Region
Nevada	$30,238	7.8%	$28,334	7.4%	$30,094	7.6%	$30,525	7.5%	$30,906	8.0%
Arizona	28,804	7.5%	27,079	7.1%	26,032	6.6%	25,450	6.3%	24,287	6.2%
Colorado	12,519	3.2%	11,393	3.0%	13,778	3.5%	12,485	3.1%	10,099	2.6%
New Mexico	3,033	0.8%	4,500	1.2%	4,622	1.2%	4,993	1.2%	5,250	1.4%
Utah	2,808	0.7%	3,458	0.9%	3,556	0.9%	3,494	0.9%	3,548	0.9%
Total Mountain Region	77,401	20.0%	74,764	19.6%	78,082	19.8%	76,947	19.0%	74,090	19.1%
Central Region
Texas	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%	$129,540	32.0%	$121,035	31.1%
Louisiana	5,152	1.4%	10,387	2.7%	9,185	2.3%	8,272	2.0%	7,715	2.0%
Arkansas	3,132	0.8%	3,266	0.9%	3,089	0.8%	3,106	0.8%	2,732	0.7%
Missouri	1,071	0.3%	1,123	0.3%	852	0.2%	1,061	0.3%	3,019	0.8%
Oklahoma	632	0.2%	682	0.2%	921	0.2%	1,083	0.3%	1,034	0.3%
Illinois	—	0.0%	—	0.0%	2,464	0.6%	2,556	0.6%	2,065	0.5%
Kansas	—	0.0%	—	0.0%	474	0.1%	1,181	0.3%	1,214	0.3%
Total Central Region	119,830	31.1%	121,307	31.7%	133,629	33.7%	146,799	36.3%	138,814	35.7%
Mid-Atlantic Region
North Carolina	$20,602	5.3%	$23,123	6.0%	$25,074	6.3%	$25,656	6.3%	$24,869	6.4%
Georgia	19,080	4.9%	20,340	5.3%	19,767	5.0%	19,845	4.9%	21,798	5.6%
Tennessee	8,152	2.1%	6,903	1.8%	7,770	2.0%	7,491	1.8%	6,261	1.6%
Kentucky	7,554	2.0%	7,324	1.9%	7,050	1.8%	6,890	1.7%	7,019	1.8%
Maryland	4,025	1.0%	2,965	0.8%	1,063	0.3%	—	0.0%	—	0.0%
Virginia	334	0.1%	273	0.1%	1,805	0.5%	3,551	0.9%	3,634	0.9%
South Carolina	277	0.1%	—	0.0%	265	0.1%	268	0.1%	285	0.1%
Maine	—	0.0%	—	0.0%	40	0.0%	214	0.1%	321	0.1%
Total Mid-Atlantic Region	60,023	15.5%	60,927	15.9%	62,833	16.0%	63,915	15.8%	64,186	16.5%
Southeast Region
Florida	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%	$60,361	14.9%	$58,135	15.0%
Total Southeast Region	58,029	15.0%	57,443	15.0%	57,620	14.6%	60,361	14.9%	58,135	15.0%
Total Net Operating Income	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%	$404,967	100.0%	$388,684	100.0%
(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2014

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,361,523	—	1,521,314	3,882,837
Arkansas	3	355,410	—	—	355,410
California	26	3,903,300	52,614	977,435	4,933,349
Colorado	9	999,399	536,519	1,210,338	2,746,258
Florida	35	4,062,693	2,162,553	1,245,682	7,470,927
Georgia	14	1,639,666	137,071	897,237	2,673,974
Kentucky	4	634,305	—	127,614	761,919
Louisiana	3	400,131	107,974	9,200	517,305
Maryland	2	83,050	—	—	83,050
Missouri	1	28,367	28,367	—	56,734
Nevada	12	2,226,845	—	1,591,626	3,818,471
New Mexico	2	231,757	—	27,330	259,087
North Carolina	16	1,787,715	72,116	790,167	2,649,998
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	66,276	276,924
South Carolina	1	21,674	65,020	—	86,694
Tennessee	5	694,005	—	154,340	848,345
Texas	68	7,494,561	2,536,226	2,545,619	12,576,407
Utah	3	299,556	—	171,650	471,206
Virginia	1	130,876	—	—	130,876
Washington	5	202,372	295,905	65,346	563,623
Total	237	27,805,307	6,085,142	11,401,174	45,291,625

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
NOTES: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	13.49	79.5%		(Target), (Kohl's), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	24.39	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	13.14	89.3%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.51	96.9%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	22.16	95.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.12	94.9%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	27.67	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	23.96	93.3%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.29	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	14.84	99.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.83	96.7%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,787	72,170	17.10	83.6%		Smart & Final
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	14.71	93.3%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,006	155,006	16.51	93.9%	Safeway	CVS
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.64	96.0%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.28	95.4%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		146,226	154,588	11.76	94.7%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	17.67	97.7%	Walmart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	12.30	99.0%	Safeway	Walgreens, Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.87	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	24.67	94.2%		(Home Depot), (Jo Ann Fabric) Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.21	77.0%		(Osco Drug)
Arizona Total:	# of Properties:	23			2,361,523	3,882,837	16.60	94.4%
Arkansas
Markham Square	Little Rock-N. Little Rock, AR		100.0%		124,284	124,284	8.25	93.6%		Burlington Coat Factory, Ross Dress for Less
Markham West	Little Rock-N. Little Rock, AR		100.0%		178,500	178,500	10.42	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR		100.0%		52,626	52,626	11.01	99.5%		Stein Mart
Arkansas Total:	# of Properties:	3			355,410	355,410	9.77	97.7%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA		100.0%		171,551	171,551	40.04	96.0%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA		100.0%		90,805	90,805	22.99	95.6%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA		100.0%		75,486	75,486	13.77	100.0%	Superior Grocers	Dollar Tree
Westminster Center	Los Angeles-Long Beach et al, CA		100.0%		417,567	440,437	18.35	97.4%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.22	96.4%	Food 4 Less	Bally Total Fitness
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	15.16	90.3%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside et al, CA		100.0%		310,920	310,920	20.29	92.3%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA		100.0%		208,656	307,826	19.09	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA		100.0%		184,809	194,342	20.98	97.1%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA		100.0%		124,431	258,734	16.44	99.2%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA		67.0%	(1)(3)	106,821	434,450	23.37	72.0%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento-Arden et al, CA		100.0%		93,398	93,398	17.09	96.1%	Bel Air Market
Prospectors Plaza	Sacramento-Arden et al, CA		100.0%		243,907	252,521	19.48	97.2%	SaveMart	Kmart, CVS, Ross
Summerhill Plaza	Sacramento-Arden et al, CA		100.0%		128,835	128,835	11.69	93.8%	Raley’s	Dollar Tree
Valley	Sacramento-Arden et al, CA		100.0%		98,240	107,005	17.85	90.0%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA		100.0%		129,676	129,676	24.17	95.7%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad et al, CA		100.0%		120,368	134,628	19.15	95.9%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA		100.0%		35,880	81,086	32.65	90.1%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA		100.0%		100,097	100,097	29.65	100.0%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA		100.0%		194,601	368,701	22.61	99.2%	Raley’s	24 Hour Fitness, (Walgreens)
Greenhouse Marketplace	San Francisco-Oakland et al, CA		100.0%		146,658	236,427	19.84	94.0%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Silver Creek Plaza	San Jose-Sunnyvale et al, CA		100.0%		132,925	202,820	24.04	100.0%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	14.66	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa-Petaluma, CA		100.0%		194,569	200,011	14.25	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	19.82	91.7%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.31	99.2%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	26			3,903,300	4,933,349	20.25	95.8%
Colorado
Aurora City Place	Denver-Aurora, CO		50.0%	(1)(3)	180,478	542,956	15.86	95.8%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora, CO		51.0%	(1)(3)	137,242	359,103	16.49	87.1%		(Walmart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO		51.0%	(1)(3)	55,632	109,082	15.90	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO		100.0%		144,553	270,548	10.63	96.9%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO		50.0%	(1)(3)	28,440	114,881	21.29	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO		50.0%	(1)(3)	38,349	129,398	26.32	93.4%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO		100.0%		228,372	561,505	14.57	95.3%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Thorncreek Crossing	Denver-Aurora, CO		51.0%	(1)(3)	108,185	386,127	16.40	99.4%	Sprouts, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Colorado Total:	# of Properties:	9			999,399	2,746,258	16.52	95.6%
Florida
Argyle Village	Jacksonville, FL		100.0%		315,432	315,432	10.87	92.5%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	13.31	100.0%		T.J. Maxx, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	15.99	78.5%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.30	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL		100.0%		117,423	117,423	22.43	96.6%	4th Generation Market	Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL		100.0%		131,723	179,937	13.56	95.8%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale et al, FL		100.0%		139,462	266,761	20.99	95.6%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Flamingo Pines	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	25,373	148,840	17.08	99.2%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	72,284	405,145	19.71	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	46,720	236,628	17.53	96.5%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	59,201	316,262	14.72	99.6%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL		25.0%	(1)(3)	19,080	84,597	13.93	82.4%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	22,173	132,564	15.86	92.1%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL		100.0%		161,429	161,429	16.11	96.6%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL		100.0%		110,081	110,081	15.72	96.5%	Winn Dixie
Sea Ranch Centre	Miami-Fort Lauderdale-Pompano Beach, FL		100.0%		98,950	98,950	17.03	90.1%	Publix	CVS, Dollar Tree
Alafaya Square	Orlando, FL		20.0%	(1)(3)	35,268	176,341	12.52	82.9%	Publix
Clermont Landing	Orlando, FL		65.1%	(1)(3)	110,396	339,294	16.56	95.8%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando, FL		100.0%		498,994	498,994	13.92	98.5%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL		20.0%	(1)(3)	37,073	185,365	9.17	100.0%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Marketplace at Seminole Towne Center	Orlando, FL		100.0%		318,694	500,607	15.12	98.8%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL		100.0%		145,644	145,644	27.54	100.0%	Whole Foods	Golf Galaxy, Michaels
The Marketplace at Dr. Phillips	Orlando, FL		20.0%	(1)(3)	65,218	326,090	22.66	98.1%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando, FL		100.0%		101,611	101,611	12.09	92.1%	Walmart Neighborhood Market	Dollar Tree
Winter Park Corners	Orlando, FL		100.0%		102,382	102,382	20.13	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL		25.0%	(1)(3)	40,880	177,471	11.98	94.2%	Publix	Bealls
Pineapple Commons	Port St. Lucie-Fort Pierce, FL		20.0%	(1)(3)	50,023	264,468	14.92	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Quesada Commons	Punta Gorda, FL		25.0%	(1)(3)	14,722	58,890	13.39	95.4%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)	10,253	63,108	19.05	90.2%	(Publix)	Petco, (Walgreens)
Countryside Centre	Tampa-St. Petersburg et al, FL		100.0%		248,253	248,253	14.43	95.2%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL		20.0%	(1)(3)	26,661	133,306	17.86	84.4%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL		100.0%		376,957	574,588	16.06	93.1%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL		100.0%		154,118	154,118	13.94	90.1%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg et al, FL		100.0%		275,910	275,910	12.06	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	35			4,062,693	7,470,927	15.63	96.0%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		199,594	397,295	18.03	94.5%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Brookwood Square	Atlanta-Sandy Springs et al, GA		100.0%		181,333	181,333	8.98	86.5%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs et al, GA		100.0%		27,747	81,886	18.98	89.9%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA		100.0%		196,283	228,003	13.97	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons	Atlanta-Sandy Springs et al, GA		100.0%		25,158	95,262	23.77	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA		100.0%		76,611	76,611	14.50	91.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		137,693	332,889	16.22	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA		100.0%		373,621	373,621	19.34	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	13,681	72,207	16.83	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA		100.0%		45,758	115,983	25.24	89.4%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA		100.0%		136,622	318,387	17.02	96.1%	(Super Target)	Staples, T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA		100.0%		201,979	201,979	14.27	92.9%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,639,666	2,673,974	16.00	95.6%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.62	91.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	14.09	87.1%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	13.77	97.3%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN		100.0%		168,697	218,107	12.80	97.6%	Kroger	(PetSmart), (TJ Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			634,305	761,919	12.98	93.9%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.33	100.0%	Albertsons	Kmart, Dollar Tree, Planet Fitness
Southgate	Lake Charles, LA		100.0%		155,789	155,789	10.71	83.8%	Market Basket	Office Depot, Books-A-Million
Danville Plaza	Monroe, LA		100.0%		136,368	136,368	5.85	96.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	3			400,131	517,305	8.35	92.4%
Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		80,841	80,841	56.52	100.0%		T.G.I. Friday's, Ethan Allen, Pier 1
Maryland Total:	# of Properties:	1			80,841	80,841	56.52	100.0%
Missouri
Western Plaza	St. Louis, MO-IL		50.0%	(1)(3)	28,367	56,734	7.84	96.5%		Value Village
Missouri Total:	# of Properties:	1			28,367	56,734	7.84	96.5%
Nevada
Best in the West	Las Vegas-Paradise, NV		100.0%		428,066	428,066	16.72	98.6%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons	Las Vegas-Paradise, NV		100.0%		332,890	367,544	16.23	99.3%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV		100.0%		167,654	195,367	12.01	93.9%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Paradise, NV		100.0%		14,658	241,700	26.31	100.0%	(WinCo Foods)	(Target), Hobby Lobby
Eastern Horizon	Las Vegas-Paradise, NV		100.0%		65,848	353,538	21.06	95.4%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV		100.0%		116,973	148,815	11.50	87.2%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Paradise Marketplace	Las Vegas-Paradise, NV		100.0%		78,077	152,672	18.42	89.1%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV		100.0%		273,916	273,916	13.67	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV		100.0%		136,339	136,339	13.48	96.9%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV		100.0%		84,711	161,837	12.59	100.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Paradise, NV		100.0%		246,483	617,821	18.70	97.6%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, Sports Authority
Tropicana Marketplace	Las Vegas-Paradise, NV		100.0%		69,475	142,643	19.81	74.9%	(Smith’s Food)	Family Dollar
Westland Fair North	Las Vegas-Paradise, NV		100.0%		211,755	598,213	17.18	90.8%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	12			2,226,845	3,818,471	15.85	95.5%
New Mexico
Eastdale	Albuquerque, NM		100.0%		119,091	119,091	7.48	91.3%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	21.51	99.9%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			231,757	259,087	14.62	95.5%
North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC		100.0%		120,674	328,276	16.21	95.8%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Gastonia et al, NC-SC		100.0%		42,183	444,803	24.78	93.2%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham, NC		100.0%		40,875	40,875	18.52	100.0%	Whole Foods Market
Chatham Crossing	Durham, NC		25.0%	(1)(3)	24,039	96,155	12.91	88.5%	Lowes Foods	CVS
Hope Valley Commons	Durham, NC		100.0%		81,371	81,371	25.12	96.3%	Harris Teeter
Avent Ferry	Raleigh-Cary, NC		100.0%		119,652	119,652	18.73	90.4%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC		100.0%		143,063	143,063	7.56	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC		100.0%		112,199	198,549	16.86	98.9%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh-Cary, NC		100.0%		90,155	90,155	15.43	100.0%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC		100.0%		127,106	127,106	19.50	93.8%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh-Cary, NC		100.0%		77,802	77,802	11.74	91.2%	Walmart Neighborhood Market	Dollar Tree
Six Forks Station	Raleigh-Cary, NC		100.0%		467,660	467,660	10.68	99.0%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh-Cary, NC		100.0%		188,437	188,437	12.74	100.0%	Harris Teeter	Stein Mart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	19.08	91.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,483	89,483	19.98	98.4%	Harris Teeter
North Carolina Total:	# of Properties:	15			1,787,715	2,556,403	14.54	97.1%
Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	7.04	91.3%		Big Lots, Westlake Hardware, Aaron Rents
Oklahoma Total:	# of Properties:	1			128,231	128,231	7.04	91.3%
Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	14,790	140,227	18.54	95.9%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA		100.0%		97,177	97,177	13.56	95.2%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	7,904	39,520	24.40	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	14.92	95.6%

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC		25.0%	(1)(3)	21,674	86,694	14.99	96.8%	The Fresh Market	Dollar Tree
South Carolina Total:	# of Properties:	1			21,674	86,694	14.99	96.8%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.69	100.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	9.47	95.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		100.0%		61,838	66,838	13.56	84.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.48	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	20.92	94.8%		(Target), Best Buy, Sports Authority, PetSmart
Tennessee Total:	# of Properties:	5			694,005	848,345	13.48	96.0%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	13.75	82.5%	United Supermarket	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock-San Marcos, TX		100.0%		351,099	351,099	16.38	98.0%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	302,460	14.92	94.0%		(Target), (Toys “R” Us), Anna's Linens, Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	21.50	32.2%		(Lowe's)
Moore Plaza	Corpus Christi, TX		100.0%		371,650	599,622	14.37	96.9%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		26,088	88,008	24.40	85.5%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	47,852	68,360	11.61	74.8%		Conn's
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX		100.0%		40,513	121,689	21.75	90.0%	(Tom Thumb)	(Walgreens)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	14.46	100.0%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,366	361,832	16.23	98.5%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.54	99.2%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-Baytown-Sugar Land, TX		100.0%		138,058	138,058	N/A	73.8%		State of Texas
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX		100.0%		35,081	41,273	28.12	100.0%	Randall’s
Blalock Market at I-10	Houston-Baytown-Sugar Land, TX		100.0%		97,277	97,277	16.28	100.0%	99 Ranch Market
Braeswood Square	Houston-Baytown-Sugar Land, TX		100.0%		104,778	104,778	12.96	100.0%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX		15.0%	(1)	11,191	74,604	7.81	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX		100.0%		183,940	183,940	31.17	99.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Citadel Plaza	Houston-Baytown-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-Baytown-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.29	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX		100.0%		186,721	283,381	9.95	97.6%	Kroger	Babies “R” Us
Fiesta Village	Houston-Baytown-Sugar Land, TX		15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX		100.0%		210,370	210,370	10.83	98.6%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square	Houston-Baytown-Sugar Land, TX		15.0%	(1)	11,684	77,890	9.48	93.3%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX		15.0%	(1)	12,017	80,116	12.60	48.1%		Family Dollar, Citi Trends

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	14,016	93,438	18.55	91.3%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza	Houston-Baytown-Sugar Land, TX	100.0%		71,277	71,277	8.89	100.0%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	100.0%		180,226	279,226	14.79	100.0%		Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,740	171,599	11.39	100.0%	Sellers Bros.	Famsa, Dollar Tree, Fallas Paredes
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.67	97.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.87	94.4%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.58	85.1%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.93	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	19.51	97.9%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,084	84,084	19.32	90.5%	Whole Foods Market
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		173,288	173,288	14.24	97.4%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	13.55	98.0%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		95,251	195,231	9.62	91.2%		Dollar Tree
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	100.0%		126,397	126,397	16.71	100.0%	Randall’s	CVS
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		92,356	92,356	21.54	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	29.83	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		247,673	247,673	29.83	94.8%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		184,354	184,354	9.46	93.7%		Rexel
Shops at Kirby Drive	Houston-Baytown-Sugar Land, TX	100.0%		10,000	10,000	30.08	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	70.0%	(1)	173,060	277,871	13.55	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX	15.0%	(1)	18,789	125,260	10.31	94.6%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link	Houston-Baytown-Sugar Land, TX	100.0%		70,087	70,087	9.41	70.7%	Sellers Bros.	Spec’s
Tomball Marketplace	Houston-Baytown-Sugar Land, TX	100.0%		141,036	298,857	16.41	89.2%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	57.8%	(1)(3)	283,399	490,734	23.79	99.8%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Center	Houston-Baytown-Sugar Land, TX	100.0%		232,074	360,793	15.46	87.0%	Whole Foods Market	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX	100.0%		128,791	128,791	15.26	92.0%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	12.88	97.5%	H-E-B	TJ Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	14.34	97.8%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	15.90	100.0%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	143,968	500,067	10.69	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	20,315	243,821	22.63	81.3%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	53,956	301,174	19.67	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	37,432	74,865	17.18	93.5%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	176,520	484,949	15.01	97.6%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Starr Plaza	Rio Grande City, TX	50.0%	(1)(3)	88,346	176,693	11.95	99.0%	H-E-B	Bealls

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Fiesta Trails	San Antonio, TX		100.0%		306,370	482,370	15.23	95.6%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco, Anna’s Linens
Parliament Square II	San Antonio, TX		100.0%	(4)	54,541	54,541	8.71	100.0%		Incredible Pizza
Thousand Oaks	San Antonio, TX		15.0%	(1)	24,301	162,009	11.04	96.5%	H-E-B	Bealls, Tuesday Morning
Valley View	San Antonio, TX		100.0%		91,544	91,544	11.47	90.1%		Marshalls, Dollar Tree
Broadway	Tyler, TX		100.0%		60,447	60,447	7.94	85.4%		Stein Mart
Texas Total:	# of Properties:	68			7,494,561	12,576,407	16.33	95.7%
Utah
DDS Office Building	Salt Lake City, UT		100.0%		27,300	27,300	N/A	100.0%
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	139,007	17.52	97.5%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.12	64.7%		(Target), Petco
Utah Total:	# of Properties:	3			299,556	471,206	15.38	77.8%
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	16.91	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,860	96,860	16.39	91.4%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	25.53	98.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	21,671	108,356	19.85	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.60	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			202,372	563,623	18.79	95.0%
Total Operating Properties	# of Properties:	234			27,672,222	45,064,945
New Development
Maryland
Nottingham Commons	Baltimore-Towson, MD		100.0%	(2)	2,209	2,209
Maryland Total:	# of Properties:	1			2,209	2,209
North Carolina
Wake Forest Crossing II	Raleigh-Cary, NC		100.0%	(2)	—	93,595
North Carolina Total:	# of Properties:	1			—	93,595
Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)	130,876	130,876
Virginia Total:	# of Properties:	1			130,876	130,876
Total New Developments	# of Properties:	3			133,085	226,680
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Southern Avenue and Signal Butte Road, Mesa						63,162
Arizona Total:						798,455

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Colorado
Highway 85 and Highway 285, Sheridan					642,946
Colorado Total:					642,946
Florida
Young Pines and Curry Ford Rd., Orange County					82,764
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					603,306
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas					328,340
Nevada Total:					328,340
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					118,483
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,329,863
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
Culebra Road and Westwood Loop, San Antonio					60,984
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					388,120
I-30 & Horne Street, Ft Worth					58,370
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Mesa Road at Tidwell, Houston					75,009
Northwest Freeway at Gessner, Houston					179,903
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986
9th Ave. at 25th St., Port Arthur					243,065

Weingarten Realty Investors
Property Listing
As of December 31, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,036,787
Total Unimproved Land					25,347,772

Center	Property Covered	Note
Ground Lease Commitments
Blalock Market at I-10	Entire Center	Ground Lessor has option to terminate with one year's notice at market price
Braeswood Square	Entire Center	Project subject to a ground lease with economic term through 2026
Parliament Square II	Entire Center	Project subject to a ground lease with economic term greater than 2030
Danville Plaza	Entire Center	Project subject to a ground lease with economic term greater than 2030
Shoppes at Memorial Villages	Part of Center	Project subject to a ground lease with economic term greater than 2030
Highland Square	Entire Center	Project subject to a ground lease with economic term greater than 2030
Discovery Plaza	Entire Center	Project subject to a ground lease with economic term greater than 2030
Six Forks Station	Entire Center	Project subject to a ground lease with economic term greater than 2030
Taylorsville Town Center	Part of Center	Project subject to a ground lease with economic term greater than 2030
Town and Country	Entire Center	Project subject to a ground lease with economic term greater than 2030
Phillips Crossing	Entire Center	Project subject to a ground lease with economic term greater than 2030
Camelback Village Square	Entire Center	Project subject to a ground lease with economic term greater than 2030
River Point at Sheridan	Part of Center	Project subject to a ground lease with economic term greater than 2030
Pike Center	Entire Center	Project subject to a ground lease with WRI option to purchase

Other Topics of Interest

Weingarten Realty Investors
Portfolio Transformation
As of December 31, 2014
(at pro rata share)
(in thousands, except percentages and # of units)

					% Increase	% Increase
	1/1/2011	Acquisitions (2)	Dispositions (2)	12/31/2014	2011 - 4Q'14	Acq vs Disp
# of Properties	312	19	97	234
GLA SF	32,800	3,300	8,600	27,500
Average Base Rent PSF	$13.60	$19.80	$11.62	$16.24	19%	70%
Average HH Income (1)	$80	$96	$76	$83	4%	26%
Households (1)	39	59	36	43	10%	64%
Population (1)	103	132	91	109	6%	45%
College Graduates (1)	37.0%	58.5%	38.8%	43.0%	16%	51%
Grocer Sales PSF	$460	$700	$417	$564	22%	68%
Volume		$522,000	$1,498,000

Notes:
Excludes non-retail properties except in volume
(1) Weighted by ABR
(2) As of 12/31/14

Weingarten Realty Investors
Ground Lease Summary
December 31, 2014
(at pro rata share)
(in thousands, except number of leases)

Use Description	Number of Leases	GLA	ABR	ABR $/SF

Home Improvement	2	220	$799	$3.64
Discount Department Store	9	756	3,505	4.64
Full-Service Restaurant	50	228	4,429	19.38
Fast Food	57	161	4,320	26.90
Bank	35	103	3,155	30.54
Supermarket	18	903	6,931	7.67
Pharmacy	6	105	838	7.97
Theater	1	56	377	6.74
Gas Station	8	17	916	54.42
Other Hardline Retailers	2	59	330	5.60
Other	15	152	1,598	10.54

Total	203	2,760	$27,199	$9.86